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                       SUPPLEMENT TO THE PROSPECTUSES AND
                      STATEMENT OF ADDITIONAL INFORMATION

                    WARBURG PINCUS INSTITUTIONAL FUND, INC.

The following replaces certain information contained in the fund's Prospectuses and Statement of Additional Information.

The fund's Board of Directors recently voted to change the fund's name to "Credit Suisse Institutional Fund, Inc." and to change the name of the Post-Venture Capital Portfolio to "Warburg Pincus Post-Venture Capital Portfolio." You can now see the fund's performance in the financial press conveniently under the heading "Credit Suisse Inst."

Dated: May 25, 2000                                                      16-0500
                                                                             for
                                                                           WPINI
                                                                           WPINU